SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 30, 1998


                               RECOTON CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


NEW YORK                          0-5860                        11-1771737
(STATE OR OTHER JURISDIC-      (COMMISSION                    (IRS EMPLOYER
TION OF INCORPORATION)          FILE NUMBER)                 IDENTIFICATION NO.)

                  2950 LAKE EMMA ROAD, LAKE MARY, FLORIDA 32746
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 407-333-8900

                                      N.A.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS

     On November 30, 1998 Recoton Corporation's multibank credit facility lenders agreed to extend until January 22, 1999 the $15 million portion which was to be paid down on November 30th of the $101.5 million committed revolving line of credit. Conditions of the extension include at stated times the engagement of an underwriter to sell at least $100 million in high yield subordinated debt, the engagement of a financial management consultant and the receipt of a preliminary report of such consultant and the payment of an extension fee of approximately $380,000. In addition, the interest rate on Eurodollar borrowings was increased by 100 basis points and certain other rates also increased. The Company also made a $500,000 payment to these banks as an additional commitment fee as provided in the existing credit facility documentation.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

     a. FINANCIAL STATEMENTS OF BUSINESS ACQUIRED: not applicable

     b. PRO FORMA FINANCIAL INFORMATION: not applicable

     c. EXHIBITS:

          1. Amendment, dated as of November 30, 1998, to Second Amended and Restated Credit Agreement dated as of June 18, 1998 between Recoton Corporation and The Chase Manhattan Bank, among others.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RECOTON CORPORATION


                                    By: /S/ STUART MONT
                                        Name: Stuart Mont
                                        Title: Chief Operating
                                        Officer and Executive  Vice
                                        President - Operations

Dated:  December 4, 1998

                                  EXHIBIT INDEX


1. Amendment, dated as of November 30, 1998, to Second Amended and Restated Credit Agreement dated as of June 18, 1998 between Recoton Corporation and The Chase Manhattan Bank, among others.

                                                     Exhibit 1 to Form 8-K dated
                                                               November 30, 1998


                                    AMENDMENT


          AMENDMENT, dated as of November 30, 1998 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of June 18, 1998 (as heretofore amended, the "CREDIT AGREEMENT") among RECOTON CORPORATION, a New York corporation (the "BORROWER"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS") and THE CHASE MANHATTAN BANK, as Administrative Agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").


                              W I T N E S S E T H:


          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

          WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment.

          NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto hereby agree as follows:

                              SECTION I. AMENDMENTS

          1.1 AMENDMENT TO SECTION 2.4. Subsection 2.4(b)(i) of the Credit Agreement is hereby amended by deleting therefrom the reference to "November 30, 1998" and inserting in lieu thereof a reference to "January 22, 1999".

          1.2 AMENDMENT TO SECTION 4.16. Subsection 4.16(a) of the Credit Agreement is hereby amended by deleting therefrom the reference to "November 30, 1998" and inserting in lieu thereof a reference to "January 22, 1999".

          1.3 SCHEDULE IV (APPLICABLE MARGIN, L/C FEE RATE AND COMMITMENT FEE
RATE). Schedule IV to the Credit Agreement is hereby amended by deleting such
Schedule IV in its entirety and inserting in lieu thereof a new Schedule IV in the form of Annex A hereto.

                            SECTION II. MISCELLANEOUS

          2.1 REPRESENTATIONS AND WARRANTIES. On and as of the date hereof and after giving effect to this Amendment, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement MUTATIS MUTANDIS, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date, PROVIDED that the references to the Credit Agreement in such representations and warranties shall be deemed to refer to the Credit Agreement as amended prior to the date hereof and pursuant to this Amendment.

          2.2 EFFECTIVENESS. (a) This Amendment shall become effective as of the date hereof upon:

               (i) receipt by the Administrative Agent of counterparts of this Amendment duly executed and delivered by the Borrower, each Guarantor, the Administrative Agent, the Required Lenders and each Lender affected by the amendment provided for in Section I above; and

               (ii) receipt by the Administrative Agent, for the account of each Lender, of an amendment fee equal to .375% of such Lender's Revolving Credit Commitment.

          (b) Anything in this Amendment to the contrary notwithstanding, the provisions of Sections 1.1 and 1.2 of this Amendment shall terminate automatically on:

               (i) December 11, 1998, unless on or before such date the Borrower shall have delivered to the Administrative Agent evidence, in form and substance satisfactory to the Administrative Agent, that the Borrower shall have entered into a customary engagement letter relating to the issuance by the Borrower of at least $100,000,000 of high-yield subordinated debt securities to be led by an underwriter which shall have been included among the highest ten underwriters ranked according to aggregate dollar volume of high-yield debt securities placed during the first nine months of 1998 (based on full credit to lead manager);

               (ii) December 14, 1998, unless on or before such date the Borrower shall have engaged a financial management consultant satisfactory to the Lenders; or

               (iii) January 15, 1999, unless on or before such date the Borrower shall have caused the consultants referred to in clause (ii) above to deliver to each of the Lenders a preliminary report regarding the matters for which it has been engaged.

          2.3 CONTINUING EFFECT; NO OTHER AMENDMENTS. Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and the Borrower shall continue to be bound by all of such terms and provisions. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent's or the Lenders' willingness to amend or waive, any other provisions of the Credit Agreement or the same subsections for any other date or purpose.

          2.4 SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          2.5 INTEGRATION. This Amendment represents the agreement of the Borrower and the Administrative Agent with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent relative to the subject matter hereof and thereof not expressly set forth or referred to herein.

          2.6 EXPENSES. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          2.7 COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by the parties hereto shall be delivered to the Borrower and the Administrative Agent.

          2.8 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                        RECOTON CORPORATION


                                        By: \S\ STUART MONT
                                            Name: Stuart Mont
                                            Title:  Executive Vice President


                                        THE CHASE MANHATTAN BANK,
                                        as Administrative Agent and as a Lender


                                        By: \S\ CF MATTHIESSEN
                                            Name: CF Matthiessen
                                            Title:  Vice President


                                        SUNTRUST BANK, CENTRAL FLORIDA,
                                        NATIONAL ASSOCIATION


                                        By: \S\ WILLIAM C. BARR III
                                            Name: William C. Barr III
                                            Title:  First Vice President


                                        HARRIS TRUST AND SAVINGS BANK


                                        By: \S\ RICHARD WOKOUN
                                            Name: Richard Wokoun
                                            Title:  Vice President


                                        MARINE MIDLAND BANK


                                        By: \S\ PATRICK J. DOULIN
                                            Name: Patrick J. Doulin
                                            Title:  Senior Vice President


                                        FIRST UNION NATIONAL BANK


                                        By: \S\ MARY H. DOONAN
                                            Name: Mary H. Doonan
                                            Title:  Vice President


          THE UNDERSIGNED GUARANTORS HEREBY CONSENT AND AGREE TO THE FOREGOING AGREEMENT AS OF THE DATE HEREOF:



                           Christie Design Corporation, a Delaware corporation InterAct Accessories, Inc., a Delaware corporation Recoton Audio Corporation, a Delaware corporation ReCone, Inc., a Delaware corporation
                           Recoton Home Audio, Inc., a California corporation Recoton Japan, Inc., an Illinois corporation Recoton International Holdings, Inc., a Delaware corporation
                           Recoton European Holdings, Inc., a Delaware
                                 corporation
                           AAMP of Florida, Inc., a Florida corporation

                           By: \S\ STUART MONT
                                Name:  Stuart Mont
                                Title: Vice President


                           Recoton German Holdings GmbH, a German corporation Mac Audio Electronic GmbH, a German corporation Magnat Audio-Produkte GmbH, a German corporation Heco Audio-Produkte GmbH, a German corporation Arcona s.r.l., an Italian corporation
                           Recoton Italia s.r.l., an Italian corporation

                           By:    \S\ JEREMY MERMAGEN
                           Name:  Jeremy Mermagen
                           Title: Director


                           Recoton Canada Ltd., a Canadian corporation

                           By: \S\ STUART MONT
                           Name:   Stuart Mont
                           Title:  President


                           Recoton (Far East) Limited, a Hong Kong corporation STD Holding Limited, a Hong Kong corporation
                           STD Electronic International Limited, a Hong Kong
                               corporation
                           STD Manufacturing Limited, a Hong Kong corporation STD Plastic Industrial Limited, a Hong Kong corporation
                           STD Trading Limited, a Hong Kong corporation
                           Peak Hero Limited, a Hong Kong corporation
                           Ever Smart Management Limited, a Hong Kong
                               corporation

                           By: \S\ ROBERT L. BORCHARDT
                               Name:   Robert L. Borchardt
                               Title:  Director

                                                                         ANNEX A
                                                TO AMENDMENT TO CREDIT AGREEMENT


                                                                     Schedule IV



                         APPLICABLE MARGIN, L/C FEE RATE
                             AND COMMITMENT FEE RATE


      Total Debt               ABR Loans          Eurodollar Loans       Commitment         L/C
    Leverage Ratio          Applicable Margin     Applicable Margin       Fee Rate       Fee Rate

Greater than or equal             0.50%                 3.75%               0.75%          1.25%
to 4.50 to 1.00

Less than 4.50 to 1.00            0.50%                 3.50%               0.75%          1.25%
but greater than  or
equal to 4.00 to 1.00

Less than 4.00 to 1.00            0.50%                 3.25%               0.75%          1.25%